Exhibit 99.1

MAIA Biotechnology to Initiate Digital Asset Treasury Strategy Focused on Top-Tier Crypto Assets

MAIA’s Board of Directors authorizes holdings of up to 90% of the Company’s liquid assets in cryptocurrencies (BTC), Ethereum (ETH), and USD Coin (USDC)

CHICAGO – October 7, 2025 – MAIA Biotechnology, Inc. (NYSE American: MAIA) (“MAIA”, the “Company”), a clinical-stage biopharmaceutical company focused on developing targeted immunotherapies for cancer, today announced its launch of a new digital asset treasury strategy focused on top-tier cryptocurrency assets.

MAIA’s Board of Directors has authorized holdings of up to 90% of the Company’s liquid assets in various cryptocurrencies. Corporate officers are authorized to purchase and sell Bitcoin (BTC), Ethereum (ETH), and USD Coin (USDC) initially. Management will regularly consult with the Board on cryptocurrency transactions and holdings, cybersecurity procedures, accounting policies, risks, and material developments.

“Our new digital assets treasury strategy focuses on diversifying our investment portfolio with leading and dynamic crypto tokens in the rapidly evolving blockchain space,” said MAIA CEO Vlad Vitoc, M.D. “We are taking a disciplined and measured approach, targeting only the highest-quality tokens to minimize risk while gaining exposure to those with the greatest potential for strong returns. This strategy offers another path to growing and sustaining value creation for our shareholders, which is always our top priority, while keeping adequate working capital for our business operations.”

MAIA also intends to have its Board approve the formation of a Digital Assets Advisory Board to support the execution of the digital asset treasury strategy.

About MAIA Biotechnology, Inc.

MAIA is a targeted therapy, immuno-oncology company focused on the development and commercialization of potential first-in-class drugs with novel mechanisms of action that are intended to meaningfully improve and extend the lives of people with cancer. Our lead program is ateganosine (THIO), a potential first-in-class cancer telomere targeting agent in clinical development for the treatment of NSCLC patients with telomerase-positive cancer cells. For more information, please visit www.maiabiotech.com.

Forward Looking Statements

MAIA cautions that all statements, other than statements of historical facts contained in this press release, are forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels or activity, performance or achievements to be materially different from those anticipated by such statements. The use of words such as “may,” “might,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward looking statements. However, the absence of these words does not mean that statements are not forward-looking. For example, all statements we make regarding (i) the initiation, timing, cost, progress and results of our preclinical and clinical studies and our research and development programs, (ii) our ability to advance product candidates into, and successfully complete, clinical studies, (iii) the timing or likelihood of regulatory filings and approvals, (iv) our ability to develop, manufacture and commercialize our product candidates and to improve the manufacturing process, (v) the rate and degree of market acceptance of our product candidates, (vi) the size and growth potential of the markets for our product candidates and our ability to serve those markets, and (vii) our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates, are forward looking. All forward-looking statements are based on current estimates, assumptions and expectations by our management that, although we believe to be reasonable, are inherently uncertain. Any forward-looking statement expressing an expectation or belief as to future events is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future events and are subject to risks and uncertainties and other factors beyond our control that may cause actual results to differ materially from those expressed in any forward-looking statement. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. In this release, unless the context requires otherwise, “MAIA,” “Company,” “we,” “our,” and “us” refers to MAIA Biotechnology, Inc. and its subsidiaries.

Investor Relations Contact

+1 (872) 270-3518

ir@maiabiotech.com